Exhibit 10.1

EXECUTION VERSION

FOURTH AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT
OF
DIGITALBRIDGE OPERATING COMPANY, LLC

THIS FOURTH AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT (this “Agreement”) of DigitalBridge Operating Company, LLC, a Delaware limited liability company (the “Company”), is made as of September 30, 2026 (the “Effective Date”), by the undersigned, DigitalBridge Group, Inc., a Maryland corporation, as the managing member (the “Managing Member”), and DigitalBridge Group Subsidiary I, LLC, a Delaware limited liability company, as a member (the “NewCo Member” and, together with the Managing Member, the “Members” and each, a “Member”).

R E C I T A L S

WHEREAS, the Company was formed pursuant to a Certificate of Formation filed in the Office of the Secretary of State of the State of Delaware on March 25, 2011 (the “Formation Date”), pursuant to the provisions of the Delaware Limited Liability Company Act (6 Del. C. §18-101 et seq., as amended, the “Act”);

WHEREAS, on September 30, 2026, pursuant to the terms of that certain Agreement and Plan of Merger, dated as of December 29, 2025 (as amended from time to time in accordance with its terms, the “Merger Agreement”), by and among Duncan Holdco LLC, a Delaware limited liability company (“Parent”), Duncan Sub I Inc., a Maryland corporation and an indirect wholly owned subsidiary of Parent (“Merger Sub I”), Duncan Sub II LLC, a Delaware limited liability company and wholly owned subsidiary of Merger Sub I (“Merger Sub II” and, together with Merger Sub I, each a “Merger Sub”), the Managing Member and the Company, (i) Merger Sub I merged with and into the Managing Member, with the Managing Member surviving the merger (the “Company Merger”), and (ii) immediately following the Company Merger, Merger Sub II merged with and into the Company, with the Company surviving the merger (the “LLC Merger”);

WHEREAS, as of the Effective Date, the Managing Member and NewCo Member are the members of the Company; and

WHEREAS, in connection with the consummation of the LLC Merger, the Members desire to amend and restate the Third Amended and Restated Limited Liability Company Agreement of the Company to read in its entirety as set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual promises and agreements herein made and intending to be legally bound hereby, the Members agree as follows:

A G R E E M E N T

1.             Name. The name of the Company shall be DigitalBridge Operating Company, LLC or such other name as the Managing Member may from time to time hereafter designate.

2.             Definitions. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Act.

3.             Purpose. The purpose of the Company shall be, directly or indirectly through subsidiaries or affiliates, to engage in any lawful activity permitted by the Act or the laws of any jurisdiction in which the Company may do business. The Company shall have the power to engage in all activities and transactions which the Managing Member deems necessary or advisable in connection with the foregoing.

4.             Offices.

a.             Principal Office. The principal place of business and office of the Company shall initially be located at, and the Company’s business shall be conducted from, such place or such other places as the Managing Member may designate from time to time.

b.             Registered Office. The address of the registered office of the Company in the State of Delaware shall be c/o Corporation Service Company, 251 Little Falls Drive, Wilmington, New Castle County, Delaware 19808. The name and address of the registered agent of the Company for service of process on the Company in the State of Delaware shall be Corporation Service Company, 251 Little Falls Drive, Wilmington, New Castle County, Delaware 19808. The Managing Member may from time to time, without the consent of any other person or entity, change the registered agent or office by an amendment to the certificate of formation of the Company and this Agreement.

5.             Members. The Members of the Company as of the date hereof each have a business address of 750 Park of Commerce Drive, Suite 210, Boca Raton, Florida 33487.

6.             Term. The term of the Company commenced on the Formation Date and shall continue until the Company is dissolved and its affairs are wound up in accordance with Section 14 of this Agreement and a certificate of cancellation is filed in accordance with the Act.

7.             Management of the Company.

a.             Authority of the Managing Member. The management of the business of the Company shall be vested exclusively in the Managing Member and there shall be no “manager” within the meaning of the Act. The Managing Member shall, subject to any requisite approval of the Board of Managers of Duncan Holdco II LLC, a Delaware limited liability company (“Holdco II”), pursuant to the Amended and Restated Limited Liability Company Agreement of Holdco II, dated as of September 30, 2026 (as amended or modified from time to time in accordance with its terms, the “Holdco II LLCA”), and otherwise in accordance with the Holdco II LLCA, have full and complete authority, power and discretion to manage and control the business and affairs of the Company and to do any and all acts and things necessary or proper in furtherance of the purposes described herein, including, without limitation, the authority to:

i.              exercise all management powers of the Company pursuant to this Agreement and granted to a limited liability company by the Act in any state, territory, district or possession of the United States, or in any foreign country, which may be necessary, convenient or incidental to the accomplishment of the purpose of the Company;

ii.             take, on behalf of the Company, any and all actions that the Managing Member may deem necessary, appropriate or advisable to the business or operations of the Company;

iii.            in the name and on behalf of the Company to (x) incur and pay or cause to be paid all fees, expenses and taxes, including legal fees and expenses as the Managing Member shall in its judgment determine to be necessary, appropriate or advisable, (y) engage such persons and appoint such agents as the Managing Member shall in its judgment determine to be necessary, appropriate or advisable, and (z) do any and all other acts and things as the Managing Member deems necessary, appropriate or advisable to carry out fully the intent and purposes of the Company; and

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iv.            without limiting the foregoing, negotiate, sign, acknowledge, file, record, publish, execute and deliver, from time to time, in the name and on behalf of the Company, any and all documents, instruments, agreements, amendments, certificates, directions, requests, receipts or filings deemed necessary, appropriate or advisable in connection with the Company’s business or operations, all on such terms and conditions as the Managing Member approving any such documents, instruments, agreements, amendments, certificates, directions, requests, receipts or filings and making such filings or delivering such notices or documents in any jurisdiction around the world shall in its sole and absolute discretion approve.

For the avoidance of doubt, nothing in this Agreement shall be construed as delegating to Holdco II or the Board of Managers of Holdco II the Managing Member’s authority under this Agreement to manage and control the business and affairs of the Company.

b.             Action by Written Consent. The Managing Member may approve a matter or take any action at a meeting or without a meeting by the written consent of the Managing Member.

c.             Officers; Authorized Signatories. The Managing Member may from time to time designate any person as an officer, employee, representative or agent of the Company with such authority and power to do any and all acts in the name and on behalf of the Company as may be delegated to such person by the Managing Member for the furtherance of the purposes described herein. Any such delegation may be revoked at any time in the sole discretion of the Managing Member.

8.             Capital Contributions; Membership Units.

a.             Capital Contributions. No Member shall be required to make any additional capital contributions to the Company without such Member’s written consent. At any time any Member or any other person approved by the Managing Member makes capital contributions to the Company in accordance with the terms of this Agreement, in exchange for such contribution, the Company shall issue additional Membership Units (as defined below) to such Member or other person. Notwithstanding any other provisions of this Agreement, for the avoidance of doubt, the contribution of capital to the Company and the issuance of Membership Units, in exchange therefor, may only be made and done, as applicable, as approved in writing by the Managing Member. No real or other property of the Company shall be deemed to be owned by any Member individually, but shall be owned by, and title thereto shall be vested solely in the Company.

b.             Membership Units. The equity of the Company shall be issued, designated and held in the form of units of the Company (“Membership Units”). There shall be four classes of such Membership Units with identical rights, obligations and privileges, except as otherwise expressly provided in this Agreement and the “Membership Unit Designations” attached hereto as Exhibit A, Exhibit B and Exhibit C. The four classes of Membership Units shall be designated as Membership Common Units, Series H Company Preferred Units, Series I Company Preferred Units and Series J Company Preferred Units (together with the Series H Company Preferred Units and Series I Company Preferred Units, the “Company Preferred Units”). All Membership Units shall be issued for such consideration as determined in the applicable issuance. Except to the extent specifically set forth in any Membership Unit Designation attached hereto, a Membership Unit of any class or series other than a Membership Common Unit shall not entitle the holder thereof to vote on, or consent to, any matter. Each Member’s Membership Units shall constitute personal property. Membership Units of the Company shall be uncertificated, unless determined otherwise by the Managing Member. Schedule I to this Agreement sets forth the Membership Units of the Company held by each Member, which shall be updated by the Managing Member, from time to time, to reflect the then-outstanding Membership Units held by the Members.

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c.             Admission of Additional Members. A person that is not already a Member shall be admitted as a Member only upon (a) the written approval of the Managing Member, (b) such person’s execution of a joinder to this Agreement or other written agreement to be bound by this Agreement, and (c) the issuance or permitted transfer of Membership Units to such person.

d.             Transfers. Any Member may transfer all or any portion of its Membership Units to any person with the prior written approval of the Managing Member; provided that such prior written approval is not required for any transfer by any Member of any portion of its Membership Units to a person that directly or indirectly, controls, is controlled by, or is under common control with such Member. A transferee that is not already a Member shall be admitted as a Member only in accordance with Section 8(c).

9.             Resignation. No Member shall resign from the Company except upon the transfer of all of its Membership Units or the concurrent dissolution of the Company. Upon the transfer of all of a Member’s Membership Units in accordance with this Agreement, such transferring Member shall automatically cease to be a Member without any further action.

10.           Distributions. Subject to the terms of any Membership Unit Designation attached hereto that provides for a class or series of Membership Units with a preference with respect to the payment of distributions, the Members may receive distributions in cash or in kind in such amounts and at such times as the Managing Member shall determine in its sole and absolute discretion, subject to the requirements of the Act and other applicable law.

11.           Capital Accounts. A capital account (a “Capital Account”) shall be established and maintained for each Member. The amounts of cash (or the fair value of other property, as determined in good faith by the Managing Member) contributed by each Member to the Company and the amounts of any income and gains or items of the Company thereof allocated to such Member, as described herein, attributable to such Member’s Membership Units shall be credited to such Member’s Capital Account and the amounts of cash (or the fair value of other property as determined in good faith by the Managing Member) distributed to such Member by the Company, and the amounts of any losses of the Company and Company expenses or items thereof allocated to such Member attributable to such Member’s Membership Units shall be debited to such Member’s Capital Account. The foregoing provisions of this Section 11 are intended to comply with Treasury Regulations Section 1.704-1(b) and 1.704-2, and shall be interpreted and applied in a manner consistent with such Treasury Regulations.

12.           Allocations for Tax Purposes. The Managing Member shall allocate the income and loss of the Company for any applicable tax purposes in a manner so as to give economic effect to the distribution and other provisions of this Agreement. It is the intention of the parties that, to the extent possible and consistent with the economics of this Agreement, the allocations made by the Managing Member be respected for U.S. federal income tax purposes, and in furtherance of this intention a “qualified income offset provision” and any such other provision described in applicable Treasury Regulations and deemed desirable by the Managing Member shall be incorporated by reference into this Agreement. Notwithstanding any implication to the contrary contained herein, the Managing Member shall have authority to make or refrain from making available tax elections and to choose from all available tax accounting methodologies. To the extent consistent with applicable law, the Managing Member may specially allocate income to any Member the status of which resulted in recognition of such income or otherwise alter the distribution and/or allocation provisions herein so that such Member bears the consequences of such recognition. The Managing Member’s determination of allocations shall be binding on all parties.

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13.           Modification to Allocations and/or Distributions. The Managing Member may make allocations and/or distributions in a manner other than as described above, including disproportionate allocations of gain or loss and/or disproportionate distributions to the extent required under applicable laws, rules and regulations, or deemed advisable or necessary by the Managing Member in order to give effect to the economic intent of the provisions of this Agreement.

14.           Dissolution. The Company shall be dissolved and its affairs wound up upon the first to occur of the following:

a.             at any time there is no Member of the Company, unless the Company is continued in accordance with the Act;

b.             the written consent of the Managing Member; or

c.             when required by a decree of judicial dissolution under Section 18-802 of the Act.

d.             The bankruptcy (as defined in the Act) of a Member shall not cause such Member to cease to be a Member of the Company, and upon the occurrence of such an event, the Company shall continue without dissolution. Upon dissolution, the assets of the Company shall be applied first to the payment of the Company’s liabilities and the establishment of reasonable reserves therefor, and thereafter distributed to the Members in accordance with the applicable Membership Unit Designations and, to the extent not otherwise provided therein, pro rata in accordance with the number of Membership Units held by each Member. Upon completion of the winding up, the Managing Member shall cause a certificate of cancellation to be filed in accordance with the Act.

15.             Exculpation and Indemnification.

a.             To the fullest extent permitted by applicable law, none of the Members nor any officers, directors, stockholders, partners, members, managers, employees, affiliates, representatives or agents of such Member, nor any officer, employee, agent or representative of the Company (individually, a “Covered Person” and, collectively, the “Covered Persons”) shall be liable to the Company or any other Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Covered Person in its capacity as a Covered Person, except to the extent such loss, damage or claim is determined by a final, non-appealable decision of a court of competent jurisdiction to have resulted from such Covered Person’s fraud, gross negligence, willful misconduct or bad faith with respect to such act or omission. Each Covered Person shall in the performance of his or her duties under this Agreement be fully protected in relying in good faith upon the records of the Company and upon information, opinions, reports or statements presented to the Company by any of the Company’s officers or employees, or committees designated by the Managing Member, or by any other person (including any attorney, independent accountant, appraiser or other expert or professional employed or engaged by or on behalf of the Company) as to the matters the Covered Person reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Company.

b.             To the fullest extent permitted by applicable law, the Company agrees to indemnify, pay and hold each Covered Person harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including any interest and penalties, out-of-pocket expenses and the fees and disbursements of counsel for such Covered Person in connection with any investigative, administrative or judicial proceedings, whether or not such person shall be designated a party thereto), whether absolute, accrued, conditional or otherwise and whether or not resulting from third-party claims, which may be imposed on, incurred by, or asserted against any such Covered Person, in any manner relating to or arising out of any act or omission performed or omitted by such Covered Person on behalf of the Company by reason of the fact that it, he or she is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, manager, officer, employee or agent of another corporation, limited liability company, partnership, joint venture, trust or other enterprise, except that no Covered Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Covered Person that is determined by a final, non-appealable decision of a court of competent jurisdiction to have resulted from such Covered Person’s fraud, gross negligence, willful misconduct or bad faith with respect to such acts or omissions.

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c.             The Company shall promptly reimburse (and/or advance to the extent reasonably required) each Covered Person for reasonable legal or other expenses (as incurred) of such Covered Person in connection with investigating, preparing to defend or defending any claim, lawsuit or other proceeding relating to any losses for which such Covered Person may be indemnified pursuant to this Section 15; provided, that if it is finally judicially determined that such Covered Person is not entitled to the indemnification provided by this Section 15, then such Covered Person shall promptly reimburse the Company for any reimbursed or advanced expenses.

d.             The Company may maintain insurance, at its option and expense, to protect itself and the Covered Persons against any expense, liability or loss, whether or not the Company would have the power to indemnify such person against such expense, liability or loss under Delaware law.

e.             Notwithstanding anything contained herein to the contrary, any indemnity by the Company relating to the matters covered in this Section 15 shall be provided out of and to the extent of the Company’s assets only, and no Member shall have personal liability on account thereof nor shall be required to make additional capital contributions to satisfy such indemnity.

f.             Any amendment, repeal or modification of any provision of this Section 15 shall not adversely affect any right or protection of a Covered Person existing at the time of such amendment, repeal or modification without such Covered Person’s prior written consent.

16.           Prior Indemnitees. The Company’s obligations under Section 7.7 of the Third Amended and Restated Limited Liability Company Agreement of the Company, as in effect on December 29, 2025, in respect of any Prior Indemnitees (as defined below) shall continue in full force and effect with respect to any and all matters occurring, in whole or in part, prior to the Company Merger Effective Time (as defined in the Merger Agreement), regardless of when any claim, demand, action, suit or proceeding (civil, criminal, administrative or investigative) is first asserted, commenced, or threatened. This Section 16 is for the benefit of those Indemnified Persons (as defined in the Merger Agreement) who were entitled to indemnification and/or advancement of expenses under Section 7.7 of the Third Amended and Restated Limited Liability Company Agreement of the Company (each, a “Prior Indemnitee”) and their respective heirs, successors, assigns, and administrators, and shall not be deemed to create any rights for the benefit of any other person. Such rights constitute vested contractual rights of the Prior Indemnitees that shall survive this Agreement and shall not be eliminated or impaired by any amendment, modification, or repeal of this Agreement, and shall be enforceable to the fullest extent permitted by applicable law.

17.           Amendments. Notwithstanding any other provisions of this Agreement, this Agreement may be amended only upon the written consent of the Managing Member.

18.           Miscellaneous. No Member shall have any liability for the debts, obligations or liabilities of the Company except to the extent provided by the Act. This Agreement shall be governed by, and construed under, the laws of the State of Delaware without regard to principles of conflicts of laws thereof.

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19.           Tax Matters.

a.             Status of the Company. For so long as the Company is treated as having only one Member, the Member intends that the Company shall be treated and classified as a disregarded entity for U.S. federal income tax purposes. In the event that the Company is treated as having more than one Member, the Members intend that the Company shall be treated and classified as a partnership for U.S. federal income tax purposes. The Members agree to file all tax returns and take all tax positions in a manner consistent with such treatment.

b.             Partnership Representative. The Company shall cause the Managing Member to be appointed and designated as the “partnership representative” of the Company within the meaning of Section 6223 of the Internal Revenue Code of 1986, as amended (the “Code”) and any analogous or similar designation under any state, local or non-U.S. laws. The Company shall also appoint and designate, as directed by the Managing Member, a Person to serve as the “designated individual” to the extent required or allowed by Treasury Regulations or other official guidance promulgated under or with respect to Subchapter C of Chapter 63 of the Code or any analogous or similar designation under any state, local or non-U.S. laws (such partnership representative, or designated individual, as applicable, the “Partnership Representative”). Except to the extent prohibited by applicable law, each Member hereby waives the right to participate in any administrative or similar proceedings relating to the determination of partnership tax items at the Company level. The Managing Member is specifically directed and authorized to take whatever steps the Managing Member deems necessary or desirable to perfect any such designation on behalf of the Company, including filing any forms or documents with the applicable taxing authority and taking such other action as may from time to time be required under applicable tax law. The Partnership Representative shall be promptly reimbursed for all expenses incurred by it in connection with service as Partnership Representative (including under this Section 19).

The Managing Member (including in its capacity as the Partnership Representative) is hereby authorized and empowered to prepare or have prepared, to execute or have executed and to file, on behalf and in the name of the Company and all at the expense of the Company, any returns, applications, elections, agreements, and other instruments or documents, under applicable tax law, which it deems desirable or advisable and to pay or cause to be paid any taxes required to be paid in connection therewith. The Partnership Representative shall provide timely notification to the Members of all proposed adjustments to, or administrative proceedings regarding, Company tax items.

Each Member further agrees that (i) except when the specific consent of the Managing Member is granted, such Member will not treat any Company item inconsistently on such Member’s applicable tax return(s), if any, with the treatment of the item on the Company’s tax return, and (ii) such Member will, upon request by the Managing Member, provide any information or documentation, execute any forms or documents (including a power of attorney or settlement or closing agreement) and take any further action requested by the Managing Member in connection with any tax matter (including in connection with a tax audit or proceeding or the appointment or status of the Partnership Representative) affecting the Company, including as reasonably necessary to effectuate any of the provisions of this Section 19, including (without limitation) with respect to any forms, certifications or actions reasonably necessary for the Company to comply with any relevant tax reporting regime or avoid being subject to withholding tax under any such tax reporting regime.

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c.             Tax Withholding. To the extent the Company (or any entity in which the Company holds an interest) is required by law to withhold any amounts on account of taxes or similar charges, or to make tax payments, on behalf of or with respect to any Member (“Tax Advances”), the Company shall withhold such amounts and make such tax payments as so required. All Tax Advances made on behalf of a Member shall be repaid by reducing the amount of the next distribution which would otherwise have been made to such Member; provided that if the Managing Member determines that the amount of any Tax Advance made on behalf of any Member is reasonably expected to exceed the amount of the next distribution expected to be made to such Member, the Managing Member may, at its option, require the Member to reimburse the Company for such excess amount (and the reimbursement by such Member shall not be considered a capital contribution) or reduce any subsequent distributions by such excess amount. If a distribution to a Member is actually reduced as a result of a Tax Advance, such Member shall be treated as having received the gross amount of such distribution (prior to its reduction by the Tax Advance). Notwithstanding anything in this Agreement to the contrary, each Member shall indemnify and hold harmless the Company and the Managing Member and the other Members from and against any liability (including any liability for taxes, penalties, additions to tax or interest) with respect to income attributable to or distributions or other payments to such Member. The obligations of a Member set forth in this Section 19 shall survive the resignation of a Member from the Company or any transfer of a Member’s interest in the Company.

[signature page follows]

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IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement as of the date first written above.

MEMBERS:

DIGITALBRIDGE GROUP, INC.

By:	/s/ Thomas Mayrhofer
Name:	Thomas Mayrhofer
Title:	Chief Financial Officer

[SIGNATURE PAGE TO THE FOURTH A&R LIMITED LIABILITY COMPANY AGREEMENT OF
DIGITALBRIDGE OPERATING COMPANY, LLC]

DIGITALBRIDGE GROUP SUBSIDIARY I, LLC

By:	/s/ Thomas Mayrhofer
Name:	Thomas Mayrhofer
Title:	Vice President and Treasurer

[SIGNATURE PAGE TO THE FOURTH A&R LIMITED LIABILITY COMPANY AGREEMENT OF
DIGITALBRIDGE OPERATING COMPANY, LLC]

SCHEDULE I

DIGITALBRIDGE OPERATING COMPANY, LLC

SCHEDULE OF MEMBERSHIP UNITS

Member	Membership Common Units	Series H Company Preferred Units	Series I Company Preferred Units	Series J Company Preferred Units

DIGITALBRIDGE GROUP SUBSIDIARY I, LLC	1,874,918 Membership Common Units of DigitalBridge Operating Company, LLC	83,948 Series H Company Preferred Units of DigitalBridge Operating Company, LLC	128,667 Series I Company Preferred Units of DigitalBridge Operating Company, LLC	116,144 Series J Company Preferred Units of DigitalBridge Operating Company, LLC

DIGITALBRIDGE GROUP, INC.	185,616,837 Membership Common Units of DigitalBridge Operating Company, LLC	8,310,851 Series H Company Preferred Units of DigitalBridge Operating Company, LLC	12,738,060 Series I Company Preferred Units of DigitalBridge Operating Company, LLC	11,498,302 Series J Company Preferred Units of DigitalBridge Operating Company, LLC

[schedule i – schedule of membership units]

EXHIBIT A

SERIES H COMPANY PREFERRED UNIT DESIGNATION

A.            Designation and Number. A series of Company Preferred Units, designated as Series H Company Preferred Units, is hereby established. The maximum number of Series H Company Preferred Units shall be 8,394,799.

B.            Rank. The Series H Company Preferred Units will, with respect to rights to receive distributions and to participate in distributions or payments upon liquidation, dissolution or winding up of the Company, rank (a) senior to the Membership Common Units and any other class of Membership Units of the Company, now or hereafter issued and outstanding, the terms of which provide that such Membership Units rank, as to distributions and upon liquidation, dissolution or winding up of the Company, junior to such Series H Company Preferred Units (“Junior Units”), (b) on a parity with any Membership Units the Company may authorize or issue in the future that, pursuant to the terms thereof, rank on parity with the Series H Company Preferred Units with respect to distributions or payments in the event of the liquidation, dissolution or winding up of the Company (“Parity Units”); and (c) junior to all Membership Units of the Company the terms of which specifically provide that such Membership Units rank senior to the Series H Company Preferred Units with respect to distributions or payments in the event of the liquidation, dissolution or winding up of the Company (“Senior Units”). Any authorization or issuance of Senior Units would require the affirmative vote of the holders of at least two-thirds of the outstanding Series H Company Preferred Units voting together as a single class with all other classes or series of Parity Units upon which like voting rights have been conferred and are exercisable. Any convertible or exchangeable debt securities that the Company may issue are not considered to be equity securities for these purposes.

C.             Distributions.

(i)            The Members, in their capacity as the holders of the then outstanding Series H Company Preferred Units, shall be entitled to receive, when, as and if authorized by the Company, out of funds legally available for payment of distributions, cumulative cash distributions at the rate of 7.125% per annum of the $25.00 liquidation preference of each Series H Company Preferred Unit (equivalent to $1.78125 per annum per Series H Company Preferred Unit).

(ii)            Distributions on each outstanding Series H Company Preferred Unit shall be payable quarterly in equal amounts in arrears on the 15th day of each January, April, July and October, commencing on October 15, 2026 (each such day being hereinafter called a “Series H Distribution Payment Date”) at the then applicable annual rate; provided, however, that if any Series H Distribution Payment Date falls on any day other than a Business Day (as defined in Exhibit A to the Second Amended and Restated Charter of the Managing Member (which contains the terms of articles supplementary establishing and fixing the rights and preferences of the Series H Preferred Shares of the Managing Member (the “Series H Preferred Shares”)) (the “Series H Preferred Share Terms”)), the distribution that would otherwise have been payable on such Series H Distribution Payment Date may be paid on the next succeeding Business Day with the same force and effect as if paid on such Series H Distribution Payment Date, and no interest or other sums shall accrue on the amount so payable from such Series H Distribution Payment Date to such next succeeding Business Day. Each distribution is payable to holders of record as they appear on the books and records of the Company at the close of business on the record date, not exceeding 30 days preceding the applicable Series H Distribution Payment Date, as shall be fixed by the Company. Distributions shall accumulate from the most recent Series H Distribution Payment Date to which distributions have been paid, whether or not in any such distribution period or periods there shall be funds legally available for the payment of such distributions, whether the Company has earnings or whether such distributions are authorized. No interest, or sum of money in lieu of interest, shall be payable in respect of any distribution payment or payments on the Series H Company Preferred Units that may be in arrears. Holders of the Series H Company Preferred Units shall not be entitled to any distributions, whether payable in cash, property or stock, in excess of full cumulative distributions, as herein provided, on the Series H Company Preferred Units. Distributions payable on the Series H Company Preferred Units for any period greater or less than a full distribution period will be computed on the basis of a 360-day year consisting of twelve 30-day months. Distributions payable on the Series H Company Preferred Units for each full distribution period will be computed by dividing the applicable annual distribution rate by four. After full cumulative distributions on the Series H Company Preferred Units have been paid, the holders of Series H Company Preferred Units will not be entitled to any further distributions with respect to that distribution period.

[exhibit b – series h company preferred unit designation]

(iii)          So long as any Series H Company Preferred Units are outstanding, no distributions, except as described in the immediately following sentence, shall be authorized and declared or paid or set apart for payment on any series or class or classes of Parity Units for any period unless full cumulative distributions have been declared and paid or are contemporaneously declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Series H Company Preferred Units for all prior distribution periods. When distributions are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all distributions authorized and declared upon the Series H Company Preferred Units and all distributions authorized and declared upon any other series or class or classes of Parity Units shall be authorized and declared ratably in proportion to the respective amounts of distributions accumulated and unpaid on the Series H Company Preferred Units and such Parity Units.

(iv)          So long as any Series H Company Preferred Units are outstanding, no distributions (other than distributions paid solely in Junior Units of, or in options, warrants or rights to subscribe for or purchase, Junior Units) shall be authorized and declared or paid or set apart for payment or other distribution authorized and declared or made upon Junior Units, nor shall any Junior Units be redeemed, purchased or otherwise acquired (other than a redemption, purchase or other acquisition of Membership Units made for purposes of and in compliance with requirements of an employee incentive or benefit plan of the Managing Member or any subsidiary, or a conversion into or exchange for Junior Units or redemptions for the purpose of preserving the Managing Member’s qualification as a REIT (as defined in the Second Amended and Restated Charter of the Managing Member), or redemptions of Membership Units pursuant to the Limited Liability Company Agreement of the Company), for any consideration (or any monies to be paid to or made available for a sinking fund for the redemption of any such units) by the Company, directly or indirectly (except by conversion into or exchange for Junior Units), unless in each case full cumulative distributions on all outstanding Series H Company Preferred Units and any Parity Units at the time such distributions are payable shall have been paid or set apart for payment for all past distribution periods with respect to the Series H Company Preferred Units and all past distribution periods with respect to such Parity Units.

(v)           Any distribution payment made on the Series H Company Preferred Units shall first be credited against the earliest accrued but unpaid distribution due with respect to such Series H Company Preferred Units which remains payable.

(vi)          Except as provided herein, the Series H Company Preferred Units shall not be entitled to participate in the earnings or assets of the Company.

(vii)             As used herein, the term “distribution” does not include distributions payable solely in Junior Units on Junior Units, or in options, warrants or rights to holders of Junior Units to subscribe for or purchase any Junior Units.

[exhibit b – series h company preferred unit designation]

D.            Liquidation Preference.

(i)            In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, before any payment or distribution of the assets of the Company shall be made to or set apart for the holders of Junior Units, the holders of the Series H Company Preferred Units shall be entitled to receive $25.00 per Series H Company Preferred Unit (the “Liquidation Preference”) plus an amount per Series H Company Preferred Unit equal to all accrued and unpaid distributions (whether or not earned or declared) thereon to, but not including, the date of final distribution to such holders; but such holders of the Series H Company Preferred Units shall not be entitled to any further payment. If, upon any such liquidation, dissolution or winding up of the Company, the assets of the Company, or proceeds thereof, distributable among the holders of the Series H Company Preferred Units shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any other Parity Units, then such assets, or the proceeds thereof, shall be distributed among the holders of such Series H Company Preferred Units and any such other Parity Units ratably in accordance with the respective amounts that would be payable on such Series H Company Preferred Units and any such other Parity Units if all amounts payable thereon were paid in full. For the purposes of this Section D, none of (i) a consolidation or merger of the Company with one or more entities, (ii) a statutory unit exchange by the Company, or (iii) a sale or transfer of all or substantially all of the Company’s assets shall be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, of the Company.

(ii)           Until payment shall have been made in full to the holders of the Series H Company Preferred Units, as provided in this Section D, and to the holders of Parity Units, subject to any terms and provisions applying thereto, no payment will be made to any holder of Junior Units upon the liquidation, dissolution or winding up of the Company. Subject to the rights of the holders of Parity Units, upon any liquidation, dissolution or winding up of the Company, after payment shall have been made in full to the holders of the Series H Company Preferred Units, as provided in this Section D, any series or class or classes of Junior Units shall, subject to any respective terms and provisions applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series H Company Preferred Units shall not be entitled to share therein.

E.             Redemption. In connection with the redemption by the Members of any Series H Preferred Shares in accordance with the provisions of the Series H Preferred Share Terms, and at such times as the Members are required or determined to make, deposit or set aside such payment, the Company shall provide cash to the Members for such purpose which shall be equal to the redemption price (as set forth in the Series H Preferred Share Terms), plus any accrued and unpaid dividends on the Series H Preferred Shares (whether or not declared), to, but not including, the redemption date, and one Series H Company Preferred Unit shall be concurrently redeemed with respect to each Series H Preferred Share so redeemed by the Members. If a redemption date for Series H Preferred Shares falls after a record date for a Series H Preferred Shares dividend payment and prior to the corresponding dividend payment date, then the Company shall provide cash to the Members equal to the dividend payable on such Series H Preferred Shares on such dividend payment date notwithstanding the redemption of such Series H Preferred Shares and corresponding Series H Company Preferred Units prior to such dividend payment date. From and after the applicable redemption date, the Series H Company Preferred Units so redeemed shall no longer be outstanding and all rights hereunder, to distributions or otherwise, with respect to such Series H Company Preferred Units shall cease. Any Series H Company Preferred Units so redeemed may be reissued to the Members at such time as the Members reissue a corresponding number of Series H Preferred Shares so redeemed or repurchased, in exchange for the contribution by the Members to the Company of the proceeds from such reissuance.

F.             Voting Rights. Except as required by applicable law or the Fourth Amended and Restated Limited Liability Company Agreement of the Company, the holder of the Series H Company Preferred Units, as such, shall have no voting rights.

[exhibit b – series h company preferred unit designation]

G.            Conversion. The Series H Company Preferred Units are not convertible into or exchangeable for any other property or securities of the Company, except as provided herein.

(i)             In the event of a conversion of any Series H Preferred Shares into Class A common stock of the Members, par value $0.01 per share (“Common Stock”), in accordance with the Series H Preferred Share Terms, upon conversion of such Series H Preferred Shares, the Company shall convert an equal whole number of the Series H Company Preferred Units into Membership Common Units as such Series H Preferred Shares are converted into shares of Common Stock. In the event of a conversion of any Series H Preferred Shares into consideration other than Common Stock in accordance with the Series H Preferred Share Terms, the Company shall retire a number of Series H Company Preferred Units equal to the number of Series H Preferred Shares converted into such other form of consideration. In the event of a conversion of the Series H Preferred Shares into Common Stock, to the extent the Members are required to pay cash in lieu of fractional shares of Common Stock pursuant to the Series H Preferred Share Terms in connection with such conversion, the Company shall distribute an equal amount of cash to the applicable Member.

(ii)           Following any such conversion or retirement by the Company pursuant to this Section G, the Company shall make such revisions to the Fourth Amended and Restated Limited Liability Company Agreement of the Company as it determines are necessary to reflect such conversion.

H.            Restriction on Ownership. The Series H Company Preferred Units shall be owned and held solely by the Members.

I.             Allocations. Allocations of the Company’s items of income, gain, loss and deduction with respect to the Series H Company Preferred Units shall be allocated to the Members as the holders of Series H Company Preferred Units in accordance with Section 12 of the Fourth Amended and Restated Limited Liability Company Agreement of the Company.

[exhibit b – series h company preferred unit designation]

EXHIBIT B

SERIES I COMPANY PREFERRED UNIT DESIGNATION

A.            Designation and Number. A series of Company Preferred Units, designated as Series I Company Preferred Units, is hereby established. The maximum number of Series I Company Preferred Units shall be 12,866,727.

B.            Rank. The Series I Company Preferred Units will, with respect to rights to receive distributions and to participate in distributions or payments upon liquidation, dissolution or winding up of the Company, rank (a) senior to the Membership Common Units and any other class of Membership Units of the Company, now or hereafter issued and outstanding, the terms of which provide that such Membership Units rank, as to distributions and upon liquidation, dissolution or winding up of the Company, junior to such Series I Company Preferred Units (“Junior Units”), (b) on a parity with any Membership Units the Company may authorize or issue in the future that, pursuant to the terms thereof, rank on parity with the Series I Company Preferred Units with respect to distributions or payments in the event of the liquidation, dissolution or winding up of the Company (“Parity Units”); and (c) junior to all Membership Units of the Company the terms of which specifically provide that such Membership Units rank senior to the Series I Company Preferred Units with respect to distributions or payments in the event of the liquidation, dissolution or winding up of the Company (“Senior Units”). Any authorization or issuance of Senior Units would require the affirmative vote of the holders of at least two-thirds of the outstanding Series I Company Preferred Units voting together as a single class with all other classes or series of Parity Units upon which like voting rights have been conferred and are exercisable. Any convertible or exchangeable debt securities that the Company may issue are not considered to be equity securities for these purposes.

C.            Distributions.

(i)             The Members, in their capacity as the holders of the then outstanding Series I Company Preferred Units, shall be entitled to receive, when, as and if authorized by the Company, out of funds legally available for payment of distributions, cumulative cash distributions at the rate of 7.15% per annum of the $25.00 liquidation preference of each Series I Company Preferred Unit (equivalent to $1.7875 per annum per Series I Company Preferred Unit).

(ii)           Distributions on each outstanding Series I Company Preferred Unit shall be payable quarterly in equal amounts in arrears on the 15th day of each January, April, July and October, commencing on October 15, 2026 (each such day being hereinafter called a “Series I Distribution Payment Date”) at the then applicable annual rate; provided, however, that if any Series I Distribution Payment Date falls on any day other than a Business Day (as defined in Exhibit B to the Second Amended and Restated Charter of the Managing Member (which contains the terms of articles supplementary establishing and fixing the rights and preferences of the Series I Preferred Shares of the Managing Member (the “Series I Preferred Shares”)) (the “Series I Preferred Share Terms”)), the distribution that would otherwise have been payable on such Series I Distribution Payment Date may be paid on the next succeeding Business Day with the same force and effect as if paid on such Series I Distribution Payment Date, and no interest or other sums shall accrue on the amount so payable from such Series I Distribution Payment Date to such next succeeding Business Day. Each distribution is payable to holders of record as they appear on the books and records of the Company at the close of business on the record date, not exceeding 30 days preceding the applicable Series I Distribution Payment Date, as shall be fixed by the Company. Distributions shall accumulate from the most recent Series I Distribution Payment Date to which distributions have been paid, whether or not in any such distribution period or periods there shall be funds legally available for the payment of such distributions, whether the Company has earnings or whether such distributions are authorized. No interest, or sum of money in lieu of interest, shall be payable in respect of any distribution payment or payments on the Series I Company Preferred Units that may be in arrears. Holders of the Series I Company Preferred Units shall not be entitled to any distributions, whether payable in cash, property or stock, in excess of full cumulative distributions, as herein provided, on the Series I Company Preferred Units. Distributions payable on the Series I Company Preferred Units for any period greater or less than a full distribution period will be computed on the basis of a 360-day year consisting of twelve 30-day months. Distributions payable on the Series I Company Preferred Units for each full distribution period will be computed by dividing the applicable annual distribution rate by four. After full cumulative distributions on the Series I Company Preferred Units have been paid, the holders of Series I Company Preferred Units will not be entitled to any further distributions with respect to that distribution period.

[EXHIBIT C – SERIES I COMPANY PREFERRED UNIT DESIGNATION]

(iii)           So long as any Series I Company Preferred Units are outstanding, no distributions, except as described in the immediately following sentence, shall be authorized and declared or paid or set apart for payment on any series or class or classes of Parity Units for any period unless full cumulative distributions have been declared and paid or are contemporaneously declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Series I Company Preferred Units for all prior distribution periods. When distributions are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all distributions authorized and declared upon the Series I Company Preferred Units and all distributions authorized and declared upon any other series or class or classes of Parity Units shall be authorized and declared ratably in proportion to the respective amounts of distributions accumulated and unpaid on the Series I Company Preferred Units and such Parity Units.

(iv)          So long as any Series I Company Preferred Units are outstanding, no distributions (other than distributions paid solely in Junior Units of, or in options, warrants or rights to subscribe for or purchase, Junior Units) shall be authorized and declared or paid or set apart for payment or other distribution authorized and declared or made upon Junior Units, nor shall any Junior Units be redeemed, purchased or otherwise acquired (other than a redemption, purchase or other acquisition of Membership Units made for purposes of and in compliance with requirements of an employee incentive or benefit plan of the Managing Member or any subsidiary, or a conversion into or exchange for Junior Units or redemptions for the purpose of preserving the Managing Member’s qualification as a REIT (as defined in the Second Amended and Restated Charter of the Managing Member), or redemptions of Membership Units pursuant to the Limited Liability Company Agreement of the Company), for any consideration (or any monies to be paid to or made available for a sinking fund for the redemption of any such units) by the Company, directly or indirectly (except by conversion into or exchange for Junior Units), unless in each case full cumulative distributions on all outstanding Series I Company Preferred Units and any Parity Units at the time such distributions are payable shall have been paid or set apart for payment for all past distribution periods with respect to the Series I Company Preferred Units and all past distribution periods with respect to such Parity Units.

(v)           Any distribution payment made on the Series I Company Preferred Units shall first be credited against the earliest accrued but unpaid distribution due with respect to such Series I Company Preferred Units which remains payable.

(vi)          Except as provided herein, the Series I Company Preferred Units shall not be entitled to participate in the earnings or assets of the Company.

(vii)         As used herein, the term “distribution” does not include distributions payable solely in Junior Units on Junior Units, or in options, warrants or rights to holders of Junior Units to subscribe for or purchase any Junior Units.

[exhibit c – series i company preferred unit designation]

D.            Liquidation Preference.

(i)            In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, before any payment or distribution of the assets of the Company shall be made to or set apart for the holders of Junior Units, the holders of the Series I Company Preferred Units shall be entitled to receive $25.00 per Series I Company Preferred Unit (the “Liquidation Preference”) plus an amount per Series I Company Preferred Unit equal to all accrued and unpaid distributions (whether or not earned or declared) thereon to, but not including, the date of final distribution to such holders; but such holders of the Series I Company Preferred Units shall not be entitled to any further payment. If, upon any such liquidation, dissolution or winding up of the Company, the assets of the Company, or proceeds thereof, distributable among the holders of the Series I Company Preferred Units shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any other Parity Units, then such assets, or the proceeds thereof, shall be distributed among the holders of such Series I Company Preferred Units and any such other Parity Units ratably in accordance with the respective amounts that would be payable on such Series I Company Preferred Units and any such other Parity Units if all amounts payable thereon were paid in full. For the purposes of this Section D, none of (i) a consolidation or merger of the Company with one or more entities, (ii) a statutory unit exchange by the Company, or (iii) a sale or transfer of all or substantially all of the Company’s assets shall be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, of the Company.

(ii)           Until payment shall have been made in full to the holders of the Series I Company Preferred Units, as provided in this Section D, and to the holders of Parity Units, subject to any terms and provisions applying thereto, no payment will be made to any holder of Junior Units upon the liquidation, dissolution or winding up of the Company. Subject to the rights of the holders of Parity Units, upon any liquidation, dissolution or winding up of the Company, after payment shall have been made in full to the holders of the Series I Company Preferred Units, as provided in this Section D, any series or class or classes of Junior Units shall, subject to any respective terms and provisions applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series I Company Preferred Units shall not be entitled to share therein.

E.             Redemption. In connection with the redemption by the Members of any Series I Preferred Shares in accordance with the provisions of the Series I Preferred Share Terms, and at such times as the Members is required or determines to make, deposit or set aside such payment, the Company shall provide cash to the Members for such purpose which shall be equal to the redemption price (as set forth in the Series I Preferred Share Terms), plus any accrued and unpaid dividends on the Series I Preferred Shares (whether or not declared), to, but not including, the redemption date, and one Series I Company Preferred Unit shall be concurrently redeemed with respect to each Series I Preferred Share so redeemed by the Members. If a redemption date for Series I Preferred Shares falls after a record date for a Series I Preferred Shares dividend payment and prior to the corresponding dividend payment date, then the Company shall provide cash to the Members equal to the dividend payable on such Series I Preferred Shares on such dividend payment date notwithstanding the redemption of such Series I Preferred Shares and corresponding Series I Company Preferred Units prior to such dividend payment date. From and after the applicable redemption date, the Series I Company Preferred Units so redeemed shall no longer be outstanding and all rights hereunder, to distributions or otherwise, with respect to such Series I Company Preferred Units shall cease. Any Series I Company Preferred Units so redeemed may be reissued to the Members at such time as the Managing Member reissues a corresponding number of Series I Preferred Shares so redeemed or repurchased, in exchange for the contribution by the Members to the Company of the proceeds from such reissuance.

F.             Voting Rights. Except as required by applicable law or the Fourth Amended and Restated Limited Liability Company Agreement of the Company, the holder of the Series I Company Preferred Units, as such, shall have no voting rights.

G.             Conversion. The Series I Company Preferred Units are not convertible into or exchangeable for any other property or securities of the Company, except as provided herein.

[exhibit c – series i company preferred unit designation]

(i)            In the event of a conversion of any Series I Preferred Shares into Class A common stock of the Managing Member, par value $0.01 per share (“Common Stock”), in accordance with the Series I Preferred Share Terms, upon conversion of such Series I Preferred Shares, the Company shall convert an equal whole number of the Series I Company Preferred Units into Membership Common Units as such Series I Preferred Shares are converted into shares of Common Stock. In the event of a conversion of any Series I Preferred Shares into consideration other than Common Stock in accordance with the Series I Preferred Share Terms, the Company shall retire a number of Series I Company Preferred Units equal to the number of Series I Preferred Shares converted into such other form of consideration. In the event of a conversion of the Series I Preferred Shares into Common Stock, to the extent the Members are required to pay cash in lieu of fractional shares of Common Stock pursuant to the Series I Preferred Share Terms in connection with such conversion, the Company shall distribute an equal amount of cash to the applicable Member.

(ii)           Following any such conversion or retirement by the Company pursuant to this Section G, the Company shall make such revisions to the Fourth Amended and Restated Limited Liability Company Agreement of the Company as it determines are necessary to reflect such conversion.

H.            Restriction on Ownership. The Series I Company Preferred Units shall be owned and held solely by the Members.

I.              Allocations. Allocations of the Company’s items of income, gain, loss and deduction with respect to the Series I Company Preferred Units shall be allocated to the Members as the holders of Series I Company Preferred Units in accordance with Section 12 of the Fourth Amended and Restated Limited Liability Company Agreement of the Company.

[exhibit c – series i company preferred unit designation]

EXHIBIT C

SERIES J COMPANY PREFERRED UNIT DESIGNATION

A.            Designation and Number. A series of Company Preferred Units, designated as Series J Company Preferred Units, is hereby established. The maximum number of Series J Company Preferred Units shall be 11,614,446.

B.             Rank. The Series J Company Preferred Units will, with respect to rights to receive distributions and to participate in distributions or payments upon liquidation, dissolution or winding up of the Company, rank (a) senior to the Membership Common Units and any other class of Membership Units of the Company, now or hereafter issued and outstanding, the terms of which provide that such Membership Units rank, as to distributions and upon liquidation, dissolution or winding up of the Company, junior to such Series J Company Preferred Units (“Junior Units”), (b) on a parity with any Membership Units the Company may authorize or issue in the future that, pursuant to the terms thereof, rank on parity with the Series J Company Preferred Units with respect to distributions or payments in the event of the liquidation, dissolution or winding up of the Company (“Parity Units”); and (c) junior to all Membership Units of the Company the terms of which specifically provide that such Membership Units rank senior to the Series J Company Preferred Units with respect to distributions or payments in the event of the liquidation, dissolution or winding up of the Company (“Senior Units”). Any authorization or issuance of Senior Units would require the affirmative vote of the holders of at least two-thirds of the outstanding Series J Company Preferred Units voting together as a single class with all other classes or series of Parity Units upon which like voting rights have been conferred and are exercisable. Any convertible or exchangeable debt securities that the Company may issue are not considered to be equity securities for these purposes.

C.            Distributions.

(i)            The Members, in their capacity as the holders of the then outstanding Series J Company Preferred Units, shall be entitled to receive, when, as and if authorized by the Company, out of funds legally available for payment of distributions, cumulative cash distributions at the rate of 7.125% per annum of the $25.00 liquidation preference of each Series J Company Preferred Unit (equivalent to $1.78125 per annum per Series J Company Preferred Unit).

(ii)           Distributions on each outstanding Series J Company Preferred Unit shall be payable quarterly in equal amounts in arrears on the 15th day of each January, April, July and October, commencing on October 15, 2026 (each such day being hereinafter called a “Series J Distribution Payment Date”) at the then applicable annual rate; provided, however, that if any Series J Distribution Payment Date falls on any day other than a Business Day (as defined in Exhibit C to the Second Amended and Restated Charter of the Managing Member (which contains the terms of articles supplementary establishing and fixing the rights and preferences of the Series J Preferred Shares of the Managing Member (the “Series J Preferred Shares”)) (the “Series J Preferred Share Terms”)), the distribution that would otherwise have been payable on such Series J Distribution Payment Date may be paid on the next succeeding Business Day with the same force and effect as if paid on such Series J Distribution Payment Date, and no interest or other sums shall accrue on the amount so payable from such Series J Distribution Payment Date to such next succeeding Business Day. Each distribution is payable to holders of record as they appear on the books and records of the Company at the close of business on the record date, not exceeding 30 days preceding the applicable Series J Distribution Payment Date, as shall be fixed by the Company. Distributions shall accumulate from the most recent Series J Distribution Payment Date to which distributions have been paid, whether or not in any such distribution period or periods there shall be funds legally available for the payment of such distributions, whether the Company has earnings or whether such distributions are authorized. No interest, or sum of money in lieu of interest, shall be payable in respect of any distribution payment or payments on the Series J Company Preferred Units that may be in arrears. Holders of the Series J Company Preferred Units shall not be entitled to any distributions, whether payable in cash, property or stock, in excess of full cumulative distributions, as herein provided, on the Series J Company Preferred Units. Distributions payable on the Series J Company Preferred Units for any period greater or less than a full distribution period will be computed on the basis of a 360-day year consisting of twelve 30-day months. Distributions payable on the Series J Company Preferred Units for each full distribution period will be computed by dividing the applicable annual distribution rate by four. After full cumulative distributions on the Series J Company Preferred Units have been paid, the holders of Series J Company Preferred Units will not be entitled to any further distributions with respect to that distribution period.

[exhibit d – series j company preferred unit designation]

(iii)          So long as any Series J Company Preferred Units are outstanding, no distributions, except as described in the immediately following sentence, shall be authorized and declared or paid or set apart for payment on any series or class or classes of Parity Units for any period unless full cumulative distributions have been declared and paid or are contemporaneously declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Series J Company Preferred Units for all prior distribution periods. When distributions are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all distributions authorized and declared upon the Series J Company Preferred Units and all distributions authorized and declared upon any other series or class or classes of Parity Units shall be authorized and declared ratably in proportion to the respective amounts of distributions accumulated and unpaid on the Series J Company Preferred Units and such Parity Units.

(iv)          So long as any Series J Company Preferred Units are outstanding, no distributions (other than distributions paid solely in Junior Units of, or in options, warrants or rights to subscribe for or purchase, Junior Units) shall be authorized and declared or paid or set apart for payment or other distribution authorized and declared or made upon Junior Units, nor shall any Junior Units be redeemed, purchased or otherwise acquired (other than a redemption, purchase or other acquisition of Membership Units made for purposes of and in compliance with requirements of an employee incentive or benefit plan of the Managing Member or any subsidiary, or a conversion into or exchange for Junior Units or redemptions for the purpose of preserving the Managing Member’s qualification as a REIT (as defined in the Second Amended and Restated Charter of the Managing Member), or redemptions of Membership Units pursuant to the Limited Liability Company Agreement of the Company), for any consideration (or any monies to be paid to or made available for a sinking fund for the redemption of any such units) by the Company, directly or indirectly (except by conversion into or exchange for Junior Units), unless in each case full cumulative distributions on all outstanding Series J Company Preferred Units and any Parity Units at the time such distributions are payable shall have been paid or set apart for payment for all past distribution periods with respect to the Series J Company Preferred Units and all past distribution periods with respect to such Parity Units.

(v)           Any distribution payment made on the Series J Company Preferred Units shall first be credited against the earliest accrued but unpaid distribution due with respect to such Series J Company Preferred Units which remains payable.

(vi)          Except as provided herein, the Series J Company Preferred Units shall not be entitled to participate in the earnings or assets of the Company.

(vii)         As used herein, the term “distribution” does not include distributions payable solely in Junior Units on Junior Units, or in options, warrants or rights to holders of Junior Units to subscribe for or purchase any Junior Units.

[exhibit d – series j company preferred unit designation]

D.            Liquidation Preference.

(i)            In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, before any payment or distribution of the assets of the Company shall be made to or set apart for the holders of Junior Units, the holders of the Series J Company Preferred Units shall be entitled to receive $25.00 per Series J Company Preferred Unit (the “Liquidation Preference”) plus an amount per Series J Company Preferred Unit equal to all accrued and unpaid distributions (whether or not earned or declared) thereon to, but not including, the date of final distribution to such holders; but such holders of the Series J Company Preferred Units shall not be entitled to any further payment. If, upon any such liquidation, dissolution or winding up of the Company, the assets of the Company, or proceeds thereof, distributable among the holders of the Series J Company Preferred Units shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any other Parity Units, then such assets, or the proceeds thereof, shall be distributed among the holders of such Series J Company Preferred Units and any such other Parity Units ratably in accordance with the respective amounts that would be payable on such Series J Company Preferred Units and any such other Parity Units if all amounts payable thereon were paid in full. For the purposes of this Section D, none of (i) a consolidation or merger of the Company with one or more entities, (ii) a statutory unit exchange by the Company, or (iii) a sale or transfer of all or substantially all of the Company’s assets shall be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, of the Company.

(ii)           Until payment shall have been made in full to the holders of the Series J Company Preferred Units, as provided in this Section D, and to the holders of Parity Units, subject to any terms and provisions applying thereto, no payment will be made to any holder of Junior Units upon the liquidation, dissolution or winding up of the Company. Subject to the rights of the holders of Parity Units, upon any liquidation, dissolution or winding up of the Company, after payment shall have been made in full to the holders of the Series J Company Preferred Units, as provided in this Section D, any series or class or classes of Junior Units shall, subject to any respective terms and provisions applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series J Company Preferred Units shall not be entitled to share therein.

E.             Redemption. In connection with the redemption by the Members of any Series J Preferred Shares in accordance with the provisions of the Series J Preferred Share Terms, and at such times as the Members are required or determined to make, deposit or set aside such payment, the Company shall provide cash to the Members for such purpose which shall be equal to the redemption price (as set forth in the Series J Preferred Share Terms), plus any accrued and unpaid dividends on the Series J Preferred Shares (whether or not declared), to, but not including, the redemption date, and one Series J Company Preferred Unit shall be concurrently redeemed with respect to each Series J Preferred Share so redeemed by the Members. If a redemption date for Series J Preferred Shares falls after a record date for a Series J Preferred Shares dividend payment and prior to the corresponding dividend payment date, then the Company shall provide cash to the Members equal to the dividend payable on such Series J Preferred Shares on such dividend payment date notwithstanding the redemption of such Series J Preferred Shares and corresponding Series J Company Preferred Units prior to such dividend payment date. From and after the applicable redemption date, the Series J Company Preferred Units so redeemed shall no longer be outstanding and all rights hereunder, to distributions or otherwise, with respect to such Series J Company Preferred Units shall cease. Any Series J Company Preferred Units so redeemed may be reissued to the Members at such time as the Managing Member reissues a corresponding number of Series J Preferred Shares so redeemed or repurchased, in exchange for the contribution by the Members to the Company of the proceeds from such reissuance.

F.             Voting Rights. Except as required by applicable law or the Fourth Amended and Restated Limited Liability Company Agreement of the Company, the holder of the Series J Company Preferred Units, as such, shall have no voting rights.

[exhibit d – series j company preferred unit designation]

G.             Conversion. The Series J Company Preferred Units are not convertible into or exchangeable for any other property or securities of the Company, except as provided herein.

(i)             In the event of a conversion of any Series J Preferred Shares into Class A common stock of the Managing Member, par value $0.01 per share (“Common Stock”), in accordance with the Series J Preferred Share Terms, upon conversion of such Series J Preferred Shares, the Company shall convert an equal whole number of the Series J Company Preferred Units into Membership Common Units as such Series J Preferred Shares are converted into shares of Common Stock. In the event of a conversion of any Series J Preferred Shares into consideration other than Common Stock in accordance with the Series J Preferred Share Terms, the Company shall retire a number of Series J Company Preferred Units equal to the number of Series J Preferred Shares converted into such other form of consideration. In the event of a conversion of the Series J Preferred Shares into Common Stock, to the extent the Members are required to pay cash in lieu of fractional shares of Common Stock pursuant to the Series J Preferred Share Terms in connection with such conversion, the Company shall distribute an equal amount of cash to the applicable Member.

(ii)           Following any such conversion or retirement by the Company pursuant to this Section G, the Company shall make such revisions to the Fourth Amended and Restated Limited Liability Company Agreement of the Company as it determines are necessary to reflect such conversion.

H.            Restriction on Ownership. The Series J Company Preferred Units shall be owned and held solely by the Members.

I.             Allocations. Allocations of the Company’s items of income, gain, loss and deduction with respect to the Series J Company Preferred Units shall be allocated to the Members as the holders of Series J Company Preferred Units in accordance with Section 12 of the Fourth Amended and Restated Limited Liability Company Agreement of the Company.

[exhibit d – series j company preferred unit designation]